FRONTEGRA FUNDS, INC.

Prospectus Supplement Dated March 3, 2004 to Prospectus Dated October 28, 2003
Frontegra IronBridge Small Cap Fund

New Portfolio Manager

The following information supplements the section entitled "Fund Management - Portfolio Manager":

The Fund's portfolio is co-managed by Jeffrey B. Madden. Mr. Madden has been a Vice President and Portfolio Manager of IronBridge since 2000. Mr. Madden was a Consultant with Accenture (formerly Arthur Andersen Consulting) from 1998 to 2000.

Closing of Fund to New Investors

The following information supplements the section entitled "Your Account":

The Fund will close to new investors when its net assets reach approximately $200 million. While closed, the Fund will not allow new investors to purchase shares of the Fund. However, existing shareholders may continue to purchase Fund shares, including through the automatic reinvestment of dividends. At the discretion of the Board of Directors, the Fund may open to new investors at a later date.

Please keep this Prospectus Supplement with your records.